                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Lomak Petroleum, Inc. on Form S-4 of our report dated February 17, 1998, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.



DELOITTE & TOUCHE LLP
Houston, Texas
June 24, 1998